UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 30, 2009

CHARLESTON BASICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-145211	20-4748555
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 John Stevens Way, Hoquiam, WA	98550
(Address of Principal Executive Offices)	(Zip Code)

(360) 538-1480

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Securities Purchase Agreement

On December 30, 2009, Charleston Basics, Inc. (which under Delaware law is known as Paneltech International Holdings, Inc.) (the “Registrant”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Sustainability Investment Fund 2009 LP (the “Investor”) and raised $150,000 in an offering of the Registrant’s Series A Convertible Preferred Stock, par value $0.0001 (the “Preferred Stock”) and warrants to purchase Common Stock (the “Warrants”).

Under the terms of the Securities Purchase Agreement, the Registrant issued 272,655 shares of Preferred Stock and granted 454,425 Warrants for a purchase price of $150,000.  Under the conversion ratio, each share of Preferred Stock is convertible into five shares of Common Stock.  Each Warrant is exercisable into 1/3 of the number of shares of Common Stock that each share of Preferred Stock would be convertible into at an initial exercise price of $0.12 per share of Common Stock.   The Warrants may be redeemed under certain circumstances.  The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the Warrant, which is included as Exhibit 4.2 to the Form 8-K filed by the Registrant on December 30, 2009 (the “December 30th Form 8-K”).

The $150,000 raised by the Registrant is part of the offering by the Registrant that began on December 23, 2009, pursuant to which the Registrant is attempting to raise an aggregate of $3.0 Million (the “Offering”) on or before January 22, 2010.  As of December 30, 2009, the Registrant has raised $1,650,000 pursuant to the Offering and issued an aggregate of 2,999,205 shares of Preferred Stock and granted an aggregate of 4,998,675 Warrants.

Under the terms of the Offering, if the full $3.0 Million is raised in the Offering, the preferred stock will be convertible into 33.33% of the outstanding common stock of the Registrant (on an as converted basis) at the time of the consummation of the merger wherein Paneltech International, L.L.C. (“Paneltech LLC”) merged with and into Paneltech Products, Inc., a wholly-owned subsidiary of the Registrant (“Paneltech Products”), and the Warrants will be exercisable into one-third of the Common Stock into which the preferred stock acquired in the Offering is convertible.

Of the $1,650,000 in proceeds raised, $375,000 has been used to buy back certain shares held by Collins Timber Company LLC (“Collins”), a former member of Paneltech LLC. The Registrant also issued a Promissory Note in the amount of $375,000, which amount is subject to adjustment, to complete the purchase of shares from Collins.

The securities offered in the Offering will not be or have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This Current Report on Form 8-K (the “Current Report”) is neither an offer to sell nor a solicitation to buy any of their securities.  This Current Report is being filed pursuant to and in accordance with Rule 135(c) under the Securities Act.

In order to evidence the rights of holders of the Preferred Stock issued in the Offering, the Registrant and each investor in the Offering (the “Investors”) entered into an Investor Rights Agreement, and the Registrant filed a Certificate Of Designations, Preferences And Other Rights And Qualifications Of Series A Convertible Preferred Stock (the “Certificate of Designations”). The Investors Rights Agreement and the Certificate of Designations were previously described in the December 30th Form 8-K.

Change in Terms Agreement

On January 5, 2010, Paneltech Products entered into a Change in Terms Agreement, dated as of December 28, 2009 (the “Change in Terms”), with Anchor Mutual Savings Bank (“Anchor”), relating to the Promissory Note for plant and equipment additions from Paneltech LLC to Anchor dated November 18, 2008, in the approved principal amount anticipated for the additions of $1,819,000.00, and a Change in Terms dated September 16, 2009, with a current outstanding principal balance of $470,462.30, which is the amount expended to date for the additions. The Change in Terms provides for the maturity date for the instruments evidencing the existing debt to be extended to July 1, 2017, and an extension of interest only payments beginning 1/1/2010 to continue on the same day of each month thereafter until 7/1/2010; followed by 83 consecutive payments of principal and interest in the amount of $27,231.82 beginning 8/1/2010, and continuing on the same day of each month thereafter. This will be followed by 1 payment of principal and interest on 7/1/2017; the unpaid principal balance on the note, together with all accrued interest and charges owing in connection therewith, being due and payable on the maturity date unless demanded earlier. All payments received by Anchor from Paneltech Products for application to the loan will be applied to the obligations of Paneltech Products under the loan in such order as determined by Anchor.

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

On December 30, 2009, the Registrant entered into the Securities Purchase Agreement, as described in Item 1.01 above, the disclosures under which are incorporated herein by this reference.  All of the securities offered and sold in this transaction and in previous securities purchase agreements as part of the Offering were offered and sold in reliance on the private placement exemption from registration under Section 4(2) of the Securities Act, including Rule 506 promulgated under Section 4(2).  The Registrant relied on this exemption based on the fact that (i) there were a limited number of recipients of such securities, (ii) all such investors were accredited investors or otherwise, either alone or through a purchaser representative, had knowledge and experience in financial and business matters such that each was capable of evaluating the risks of the investment, and (iii) the Registrant had obtained representations from the investors indicating that they were purchasing for investment only.  The securities offered and sold in the Offering are not registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The disclosure about the Offering contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Registrant, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135(c) of the Securities Act.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

Exhibit No.	Description
3.1*	Certificate of Designations of Registrant dated December 21, 2009

4.1*	Form of Warrant issued in connection with the Offering

10.1*	Investors Rights Agreement among the Registrant and Investors signatory thereto

*	Previously filed in the Current Report on Form 8-K filed on December 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLESTON BASICS, INC.

Date: January 6, 2010	By:	/s/ Scott Olmstead
Scott Olmstead
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
3.1*	Certificate of Designations of Registrant dated December 21, 2009

4.1*	Form of Warrant issued in connection with the Offering

10.1*	Investors Rights Agreement among the Registrant and Investors signatory thereto

*	Previously filed in the Current Report on Form 8-K filed on December 30, 2009